UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2023

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38323	82-3074668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Ste 495
Charlottesville, VA 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Warrants	ADILW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Adial Pharmaceuticals, Inc. (the “Company”) is filing this Current Report on Form 8-K, including Exhibit 99.1, solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2023 (the “2022 Form 10-K”).

On June 30, 2023, the Company completed the sale of the assets and business of Purnovate, Inc. (“Purnovate”) to Adovate, LLC (formerly known as Adenomed, LLC) under that Option Agreement for the Acquisition of Purnovate, Inc. by Adenomed, LLC, dated as of January 27, 2023, and related Option Exercise Agreement, dated May 8, 2023. For all periods presented in this Form 8-K, the historical results of operations of the former Purnovate and its assets and liabilities have been reflected as discontinued operations in our recast consolidated financial statements for all periods presented in Exhibit 99.1, including, as of December 31, 2022 and 2021, the assets and liabilities associated with Purnovate being classified as assets and liabilities of discontinued operations in our consolidated balance sheets.

This Form 8-K is being filed solely to recast financial information and related disclosures contained in the 2022 Form 10-K to reflect the sale of the recast business of Purnovate. The following items of the 2022 Form 10-K are being recast (collectively, the “Revised Sections”) as reflected in Exhibit 99.1 to this Current Report on Form 8-K.

●	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

●	Part II, Item 8. Financial Statements and Supplementary Data.

The disclosures in the Revised Sections were updated to reflect the Company’s results as if the discontinued operations criteria for Purnovate had been met during the periods being presented. Other than Note 13 of Part II, Item 8 “Financial Statements and Supplementary Data,” the Revised Sections, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Company’s Business Outlook contained therein, do not reflect events occurring after the filing of the 2022 Form 10-K and do not modify or update the disclosures therein in any way for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than as specifically required to reflect the discontinued operations presentation. Other than the Revised Sections filed with this Current Report on Form 8-K, all other information in the 2022 Form 10-K remains unchanged and has not been otherwise updated for events occurring after the filing of the 2022 Form 10-K, and continues to speak only as of the original filing date.

More recent information, including risk factors, is contained in the Company’s quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2023 (the “Q1 Form 10-Q”) and June 30, 2023 (the “Q2 Form 10-Q”) and other filings made by the Company with the SEC. Such filings contain important information regarding events, developments, and updates affecting the Company and its expectations, including those that have occurred since the filing of the 2022 Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Q1 Form 10-Q, Q2 Form 10-Q and other filings made by the Company with the SEC subsequent to the filing of the 2022 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
23.1	Consent of Marcum LLP
99.1	Revised Sections of the 2022 Form 10-K
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2023	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

2